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                                                                   EXHIBIT 10.09

                                      LEASE

         THIS INDENTURE OF LEASE dated as of this 18th day of February, 1998, by and between FIVE N ASSOCIATES, a New Hampshire general partnership with a principal place of business at 40 Temple Street, Nashua, Hillsborough County, New Hampshire, (hereinafter called "Lessor"), and SkillSoft Corporation of 9 Chickadee Court, Bedford, New Hampshire (hereinafter called "Lessee").

                                   WITNESSETH

                                    SECTION 1

                                 LEASED PREMISES

         Lessor hereby leases to Lessee and the Lessee hereby leases from Lessor, upon and subject to the terms and provisions of this Lease, a portion of 20 Industrial Park Drive, Nashua, New Hampshire (which portion is sometimes hereinafter referred to as the "Leased Premises") containing 5,515 gross square feet on the third floor and cross-hatched on Exhibit A annexed hereto and made a part hereof.

         The Leased Premises shall extend to the exterior faces of exterior walls or to the building line where there is no wall, or the center line of those walls separating said Premises from other Leased Premises in 20 Industrial Park Drive, Nashua, New Hampshire, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Lessor the right to install, maintain, use, repair and replace pipes, duct work, conduits, utility lines and wires through hung ceiling space, column space and partitions, in or beneath the floor slab, or above or below the Leased Premises, or other parts of 20 Industrial Park Drive, Nashua, New Hampshire, except that Lessor shall not unreasonably interfere with or interrupt the business operations of Lessee within the Leased Premises and except where necessary as determined by Lessor's architect, no pipes, conduits, utility lines or wires installed by Lessor shall be exposed in the office area of the Leased Premises.

                                    SECTION 2

                                  TERM OF LEASE

         2.1 The term of this Lease shall be for a period of three (3) years, which period shall commence March 1, 1998 and shall end on February 28, 2001.

         2.2 In the event Lessee shall hold over after the expiration of this term, such holding over shall not extend the term of this



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Lease, but shall create a month-to-month tenancy upon all the terms and conditions of this Lease; provided, however, that during such holdover, monthly rent during such holdover shall equal 150% of the monthly rent assessed for the last month of the expired term.

                                    SECTION 3

                                      RENT

         3.1 Lessee covenants and agrees to pay Lessor at the place provided herein for the giving of notice to Lessor, as annual base rent for said Premises the sum of Thirty Five Thousand Eight Hundred Forty-Seven Dollars and Fifty Cents ($35,847.50) payable in monthly installments Two Thousand Nine Hundred Eighty-Seven Dollars and Twenty-Nine Cents ($2,987.29) for each month. Each monthly installment shall be paid in advance on the FIRST DAY of each and every calendar month during the term hereof. If the term of this lease shall begin on a day other than the 1st of a month, the Lessee shall pay a PRO RATA portion of a month's rent on the day the term commences and thereafter the Lessee shall pay a succeeding monthly installment on the 1st day of each succeeding month. Under no circumstances shall Lessee be entitled to withhold any rent due hereunder or setoff against the same on account of Lessor's purported failure to perform any of its obligations hereunder.

         3.2 Any payment by Lessee or acceptance by Lessor of a lesser amount than shall be due from Lessee to Lessor shall be treated as a payment on account. The acceptance by Lessor of a check or payment for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such a check or payment, that such lesser amount is payment in full, shall be given no effect and Lessor may accept such check or payment without prejudice to any other rights or remedies which Lessor may have against Lessee.

         3.3 Lessee covenants and agrees to pay Lessor at the place provided herein for the giving of notice to Lessor, as additional rent during the term hereof Lessee's PRO RATA share, which is hereby defined and agreed as being 19.626% of the charges, costs and expenses defined in paragraphs 6.3, 7.2,
10.1 and 19.1 of this Lease. Lessee shall pay Lessor such additional rent in monthly installments coincidental with the monthly base rental payments as set forth in paragraph 3.1 hereof. Lessee acknowledges that Lessor may adjust, once every month, the amount of Lessee's monthly installments to cover any difference between the actual charges, costs and expenses incurred by Lessor and the amount of the monthly installments paid by Lessee. It is agreed that Lessee's additional rent in monthly installments shall be One Thousand Six Hundred Eight Dollars and Fifty-Four Cents ($1,608.54) until notification of further adjustment in accordance with this Lease. In addition to the foregoing, Lessor may make assessments for expenses incurred





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which are over and above the monthly installments paid by Lessee, for any period during the term of this Lease.

         3.4 If Lessee shall fail to make payment of any installment of Base Rent or any Additional Rent after the date when such payment is due, Lessee shall pay to Lessor, in addition to such installment of Base Rent or such Additional Rent, as the case may be, as a late charge and as Additional Rent, a sum equal to two (2%) percent per annum above the then current prime rate charged by Bank of New Hampshire, Nashua, New Hampshire or its successor of the amount unpaid computed from the date such payment was due to and including the date of payment.

                                    SECTION 4

                                SECURITY DEPOSIT

         The Lessee hereby deposits the sum of Two Thousand Nine Hundred Eighty-Seven Dollars and Twenty-Nine Cents ($2,987.29) with the Lessor, the receipt of which is hereby acknowledged, as security for the full and faithful performance by the Lessee of each and every term, covenant and condition of this Lease. Lessee shall maintain the full amount of the security deposit throughout the term of this Lease. In the event that the Lessee defaults with respect to any terms, provisions, covenants and conditions of this Lease, including but not limited to payment of any rentals, the Lessor may use, apply or retain the whole or any part of the security so deposited for the payment of any such rentals in default or for any such sums which Lessor may expend or be required to expend by reason of the Lessee's default, including any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency may accrue before or after summary proceedings or other reentry by the Lessor. In the event that the Lessee shall fully and faithfully comply with all terms, provisions, covenants and conditions of this Lease, the security or the balance thereof will be returned to the Lessee after the time fixed as the expiration thereof. The Lessee shall not be entitled to any interest on the security. In the absence of evidence satisfactory to the Lessor of any assignment of the right to receive this security, or the remaining balance thereof, the Lessor may return the security to the original Lessee, regardless of one or more assignments of the Lease itself.

         Prior to the time when the Lessee shall be entitled to return of the security deposit, the Lessor shall be entitled to intermingle such deposit with its own funds and to use such funds for purposes as the Lessor may determine.

         In the event of a bona fide sale, subject to this Lease, the Lessor shall have the right to transfer the security deposit to the vendee for the benefit of the Lessee, and the Lessor shall be considered released by the Lessee from all liability for return of






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such sum, and the Lessee agrees to look to the new landlord solely for the return of the security, and it is agreed that this apply to every transfer or assignment made of the security to a new landlord.

                                    SECTION 5

                                 QUIET ENJOYMENT

         Lessor shall put Lessee into possession of the Leased Premises at the beginning of the term hereof, and Lessee, upon paying the rent and observing the other covenants and conditions herein, upon its part to be observed, shall peaceably and quietly hold and enjoy the Leased Premises.

                                    SECTION 6

                        COMMON AREAS; MAINTENANCE THEREOF

         6.1 Lessor hereby further grants and gives to Lessee, its customers, business invitees, employees, agents and suppliers, the privilege during the term of this Lease and any renewal thereof, in common with Lessor, its successors, assigns and other tenants, and others, of using, for purposes of ingress and egress and parking, the parking areas and ways developed and to be developed by the Lessor on or about the Leased Premises, and serving 20 Industrial Park Drive, Nashua, New Hampshire of which the Leased Premises are a part, provided, however:

         A. No officers, employees or agents of Lessee shall park vehicles of their own overnight on any portions of said parking areas unless verbal approval is given by Lessor. Lessor agrees to provide suitable and adequate parking facilities for Lessee's officers, employees or agents which are reasonably accessible to the Leased Premises;

         B. Said rights of ingress and egress and parking shall be subject to all easements, rights and other claims of record;

         C. Lessee shall not obstruct the use of the sidewalks adjacent to the Leased Premises;

         D. Lessee shall not conduct an auction, fire, bankruptcy, going out of business or similar sale, in the Leased Premises without the prior written approval of Lessor;

         E. Lessee shall not deposit any garbage or refuse on the walkways or other common areas and shall cause all garbage and refuse to be removed to trash dumpsters provided by the Lessor;

         F.       Lessee shall not burn any trash on or near the Leased




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Premises or cause any offensive odors to be emitted from the Leased Premises;

         G. Lessee shall not permit or cause to be used on the Leased Premises any device such as a public address system, neon or excessively bright, changing, flashing or flickering lights, or any similar devices, the effect of which shall be visible or audible from the exterior of the Leased Premises;

         H. Lessee shall conform to all reasonable rules established by Lessor and uniformly applied by Lessor relative to the operation and use of 20 Industrial Park Drive, Nashua, New Hampshire;

         I. Lessor reserves the right from time to time to close the common areas in such manner as it shall deem necessary for the maintenance, operation, replacement or expansion of 20 Industrial Park Drive, Nashua, New Hampshire, or to prevent the acquisition of any rights by public or others with respect thereto, and such interruption shall be done in a manner to reasonably minimize any business interruption of the Lessee. Under the above circumstances shall the Lessor not be liable for any interruption of the Lessee's business.

         6.2 Lessor agrees to provide reasonably suitable area lighting for the common areas of 20 Industrial Park Drive, Nashua, New Hampshire, maintenance of pavement on all parking areas, maintenance of all utilities serving 20 Industrial Park Drive, Nashua, New Hampshire, and generally, all other services in the nature of maintenance, repairs and/or renovations as are reasonably required in order to maintain all common areas, and improvements, serving such common areas, in 20 Industrial Park Drive, Nashua, New Hampshire as a whole.

         6.3 Lessee shall pay to Lessor, as additional rent during the term hereof and as set forth in paragraph 3.3 of this Lease, its PRO RATA share of the operating costs of the Common Area. "Operating costs" shall mean the total cost and expense incurred in operating, maintaining and managing 20 Industrial Park Drive, Nashua, New Hampshire and the Common Area, including without limitation, painting of the building, roof repair, gardening and landscaping, planting, care of trees and shrubs, repairs, line painting (striping), lighting, removal of snow, trash, rubbish and other refuse, sanitary control, sweeping, cleaning, fixing potholes, resurfacing and sealing parking lot, depreciation of machinery and equipment used in maintenance, and the cost of personnel to implement such service,s including directing parking and policing the Common Area.




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                                    SECTION 7

                         CONDITION OF PREMISES; REPAIRS

         7.1 Except as set forth below, Lessee shall accept the building, improvements and any equipment or fixtures on or in the Leased Premises "as is" and in their existing condition and agrees that no representation, statement or warranty, express or implied, has been made by or on behalf of Lessor as to such condition, or as to the use that may be made of such property in accordance with all laws, statutes, requirements and permits.

         7.2 Lessee shall pay to the Lessor, as additional rent during the term hereof and set forth in paragraphs 3.3 of this Lease, its pro rata share of the repair and maintenance costs performed by the Lessor on the heating, air conditioning, electrical and plumbing systems of the Leased Premises and of the Common Areas.

         7.3 Lessor covenants and agrees that it will maintain in good repair the exterior walls of the Leased Premises, the structural beams, structural columns and other structural parts of the Leased Premises. Lessee covenants and agrees that it will keep, during the term hereof, at its own cost and expense, the interior of the Leased Premises, in as good condition as the same was at the commencement of the term hereof, taking by eminent domain and damage due to fire or casualty insured against excepted. Lessee also agrees to replace, at its own cost and expense, all window glass of the same kind and quality, taking by eminent domain and damage due to fire or other casualty insured against excepted. Lessee further agrees to replace and/or repair, at its own cost and expense, all light bulbs and lighting fixtures which are damaged, broken or cease to function during the term hereof, with bulbs or fixtures of the same kind and quality.

         7.4 The Lessee shall not, without written consent of the Lessor, store any materials, goods or equipment outside the Leased Premises.

         7.5 The Lessee shall at its expense make any alterations or changes in the leased premises which may be necessary to meet the regulations and standards promulgated and established under the Occupational Safety and Health Act of 1970.

         7.6 With the exception of the removal of the interior wall which shall be the Lessor's responsibility, during the term of this lease, the Lessee shall be responsible for any repairs or alterations to the leased premises deemed necessary by local, state or federal officials, in order to meet compliance with any changes in local, state or federal regulations during the term of this lease.




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         7.7      During the term of this lease, in the event of a claim brought under the Americans with Disabilities Act on the Leased Premises, exclusive of the common area of which Lessee shall pay its pro rata share as described in
Section 6.3 of this Lease, Lessee shall be responsible for ensuring satisfaction therewith.

                                    SECTION 8

                             IMPROVEMENTS BY LESSEE

         8.1 Lessee may, with the prior written approval of Lessor, make such alterations, additions or improvements to the Leased Premises, excluding, however, the exterior of the Leased Premises, as it shall deem necessary or desirable; provided, however:

         A. No such alteration, addition or improvement shall lessen the fair market value of the Leased Premises;

         B. Lessee shall not make any alterations to the structure of the Leased Premises;

         C. Any such alteration, addition or improvement shall be made in accordance with previously prepared plans and specifications, and if the estimated cost of such alteration, addition or improvement exceeds One Thousand Dollars ($1,000.00) such plans and specifications shall have the written approval of Lessor before any work thereon shall be commenced;

         D. That prior to the commencement of work on any such alteration, addition or improvement, Lessee shall procure, at its own cost and expense, all necessary permits; furthermore, the plans and specifications covering the same shall have been submitted to and approved by (i) all municipal or other governmental departments or agencies having jurisdiction over the subject matter thereof, and (ii) any mortgagee having an interest in or lien upon the Leased Premises if required by the terms of the mortgage, it being understood that Lessor will not unreasonably refuse to join in any application to any such mortgagee to obtain such approval with respect to any alteration, addition or improvement;

         E. In carrying out all such alterations, additions and improvements, Lessee agrees to comply with the standards, guidelines and specifications imposed by all municipal, state and federal departments or other governmental departments and agencies having jurisdiction over the same, including without limitation, all building codes, all ADA codes and to construct all improvements in a workmanlike manner;

         F. That prior to the commencement of work on any such alteration, addition or improvement, the Lessee shall have procured





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and delivered to Lessor the policy of Builder's Risk insurance hereinafter referred to in Section 18 hereof or additional fire and extended coverage insurance as required by Section 18 hereof whichever is applicable;

         G. That Lessee shall pay the increased premiums, if any, for the regular insurance coverage of the Leased Premises resulting from any additional risk during the course of construction or installation of any such alteration, addition or improvement;

         H. Any such alteration, addition or improvement made by Lessee pursuant to the terms hereof shall, at the expiration of the term hereof or at the expiration of any renewal term, become and remain the property of Lessor, provided, however, that Lessor may, at its option and upon notice to Lessee not less than One Hundred Twenty (120) days prior to such expiration, require Lessee to remove any such alterations, additions and improvements and to restore the Leased Premises to their condition as at the beginning of the term hereof, reasonable wear and tear, taking be eminent domain and damage due to fire or other casualty insured against excepted.

                                    SECTION 9

                     MACHINERY AND EQUIPMENT; TRADE FIXTURES

         Lessee agrees that all machinery and equipment, and appurtenances thereto, installed in the Leased Premises by it or by any employee, agent or subcontractor of Lessee, or by any subtenant of Lessee, which cannot be removed from the Leased Premises, as determined by Lessor in its sole discretion, shall be and become part of the realty and shall be and become the property of Lessor and shall not be removed from the Leased Premises without the written consent of Lessor. Lessor agrees that (a) all machinery and equipment and appurtenances thereto, installed in the Leased Premises by Lessee, or by any employee, agent or subcontractor of Lessee, or by any subtenant of Lessee, which may be removed from the Leased Premises without permanent and substantial damage to the Leased Premises, as determined by Lessor in its sole discretion, and (b) all furniture, furnishings and movable trade fixtures installed in the Leased Premises shall be deemed to remain personal property and that all such machinery, equipment, appurtenances, furniture, furnishings and movable trade fixtures of Lessee or of any employee, agent or subcontractor of subtenant of Lessee, may be removed prior to the expiration of this Lease or its earlier termination for any cause herein provided for; but Lessee shall repair any damage occasioned by such removal and shall restore the Leased Premises to their condition as at the beginning of the term hereof, taking by eminent domain and damage due to fire or other casualty insured against excepted. Any such property which may be removed pursuant to the preceding sentence and which is not so





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removed prior to the expiration or earlier termination of this Lease may be removed from the Leased Premises by Lessor and stored for the account of Lessee; and if Lessee shall fail to reclaim such property within thirty (30) days following such expiration or earlier termination of this Lease, such property shall be deemed to have been abandoned by Lessee, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee and without obligation to account therefor. Lessee shall pay to Lessor the cost incurred by Lessor in removing, storing, selling, destroying or otherwise disposing of any such property.

                                   SECTION 10

                                    UTILITIES

         10.1 Lessee shall make arrangements for and shall pay when due all charges for gas, electricity, heat, lighting, power, water and sewerage provided to the Leased Premises and the Common Areas. Lessee shall pay to Lessor, as additional rent during the term hereof and as set forth in paragraph 3.3 of this Lease, Lessee's PRO RATA share of the charges for gas, electricity, heat, lighting, power, water and sewerage, provided to the Leased Premises and Common Areas Lessee also agrees to pay for its pro rata share of all changes and improvements in said, water, sewerage, heat and electrical systems required by governmental authorities having jurisdiction over said services, in the event that there are changes in the current statutory requirements.

                                   SECTION 11

                                 USE OF PREMISES

         11.1 Without the prior written consent of Lessor, Lessee agrees that it will use the Leased Premises only as a software development facility and for services and purposes reasonably incident thereto.

         11.2 Lessee agrees and acknowledges that for itself, any subtenant or any assignee, it shall neither occupy nor use the Leased Premises or permit the same to be occupied or used for any business or use which, under the Zoning Ordinances of the City of Nashua, New Hampshire, requires a number of parking spaces which is greater than 19.626% percent of all the parking spaces provided on the site of 20 Industrial Park Drive, Nashua, New Hampshire. The Lessee agrees that for itself or any subtenant, it shall use no more than 19.626% percent of all the parking spaces provided on the site of 20 Industrial Park Drive, Nashua, New Hampshire.


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         11.3     In its use of the Leased Premises, Lessee shall comply with all statutes, ordinances and regulations applicable to the use thereof, including, without limiting the generality of the foregoing, the Zoning Ordinances of the City of Nashua, New Hampshire, as now in effect or as hereafter amended, and comply with all reasonable insurance requirements. If in the Lessee's use of the leased premises it engages in any action that would increase the cost of any insurance on 20 Industrial Park Drive, Nashua, New Hampshire possessed by the Lessor, the Lessee shall either pay for any increase in the cost of such insurance or meet the necessary insurance requirements and make the necessary improvements to eliminate the insurance cost increase.

         11.4 Lessee shall not injure or deface, or commit waste with respect to the Leased Premises nor occupy or use the Leased Premises, or permit or suffer any part thereof to be occupied or used, for any unlawful or illegal business, use or purpose, nor for any business, use or purpose deemed to be disreputable or high-hazard, nor in such manner as to constitute a nuisance of any kind, nor for any purpose in any manner in violation of any present or future laws, rules, requirements, orders, directions, ordinances or regulations of any governmental or lawful authority including Boards of Fire Underwriters. Lessee shall, immediately upon the discovery of any such unlawful, illegal, disreputable or high-hazard use, take, at its own cost and expense, all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove the subtenants, occupants or other persons guilty of such unlawful, illegal, disreputable or high-hazard use.

         11.5 Lessee agrees not to use the Leased Premises for the generation, storage or treatment of hazardous waste, and hereby certifies that his operations or other use of the Leased Premises will not involve same. For purposes of this Lease, the term "hazardous waste" shall be defined by cumulative reference to the following sources as amended from time to time: (1) The Resource Conservation and Recovery Act of 1976, 42 USC Sections 901 et seq
(RCRA); (2) EPA Federal Regulations promulgated thereunder and codified in 40 C.F.R. Parts 260-265 and Parts 122-124; (3) New Hampshire R.S.A. ch 147 and 147-A; (4) New Hampshire Regulations promulgated thereunder by any agency or department of state.

         11.6 Lessee shall procure any licenses or permits required by any use of the Leased Premises by Lessee.

                                   SECTION 12

                             ASSIGNMENT; SUBLEASING

         Lessee shall not, without prior written consent of Lessor, assign this Lease or sublease the Leased Premises, in whole or in




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part. Any assignment or sublease to which Lessor consents in writing shall be on the express terms and conditions of this Lease.

                                   SECTION 13

                               ALL RISK INSURANCE

         13.1 In addition to the rent heretofore reserved, Lessee shall pay to Lessor, as additional rent during the term hereof and within ten (10) days following presentation of invoices thereof, the Lessee's PRO RATA share, which is hereby defined and agreed as being 19.626% of (a) the real property taxes upon the land and/or building comprising 20 Industrial Park Drive, Nashua, New Hampshire and (b) any assessment, betterment charge or other special levy against or upon such land and building.

         13.2 "Real estate taxes" shall mean all real estate taxes, sewer taxes and any other charges made by a public authority which upon assessment or failure of payment become a lien or liens upon the Leased Premises or any part thereof, or upon any buildings or appurtenances thereto, or any parts thereof, or which may become due and payable with respect thereto. Real estate taxes shall not include any franchise, estate, inheritance, succession, capital levy or transfer tax of Lessor or any income tax of Lessor.

         13.3 Lessee shall automatically pay and discharge all taxes which shall or may during the term of this Lease be charged, laid, levied or imposed upon or become a lien upon the personal property of Lessee attached to or used in connection with Lessee's business conducted on the Leased Premises. Nothing herein contained shall require Lessee to pay any taxes on the rent reserved to Lessor hereunder.

         13.4 Lessee shall have the right to contest or review (in the name of Lessee, or of Lessor, or both, as Lessee shall elect) by appropriate proceedings which, if instituted, shall be conducted promptly at Lessee's own expense free of all expense to Lessor, any tax, charge or other governmental imposition aforementioned upon condition that before instituting any such proceeding Lessee shall pay (under protest) such tax, charge or other governmental imposition aforementioned, or furnish to Lessor a surety company performance bond in a company acceptable to Lessor or other security satisfactory to Lessor sufficient to cover the amount of the contested item or items with interest for the period which such proceedings may reasonably be expected to take and costs securing the payment of such contested item or items and all interest and costs in connection therewith when finally determined. Notwithstanding the furnishing of any such bond or security, Lessee shall pay all such items before the date when the Leased Premises or any part thereof would, under applicable law, be forfeited. Lessor shall timely file the annual inventory required by Chapter




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74:7 of the Revised Statutes Annotated of New Hampshire, the filing of which, by virtue of Chapter 76:16 of such Revised Statutes Annotated, is a condition precedent to tax abatement.

         13.5 Lessor, at its option, may, but shall not be obligated to, contest or review by any appropriate proceedings, and at Lessor's expense, any tax, charge or other governmental imposition aforementioned which shall not be contested or reviewed as aforesaid by Lessee, and unless Lessee shall promptly join with Lessor in such contest or review, Lessor shall be entitled to receive and retain any refund payable by the taxing authorities with respect thereto. The Lessor shall notify the Lessee promptly of the institution of any such proceedings.

                                   SECTION 14

                                 MECHANIC'S LIEN

         In the event of the filing in the Hillsborough County Registry of Deeds of any notice of a builder's, supplier's or mechanic's lien on the Leased Premises arising out of any work performed by or on behalf of Lessee, Lessee shall cause without delay proper proceedings to be instituted to test the validity of the lien claimed, and before the end of the term to discharge the same by the posting of bond or otherwise; and during the pendency of any such proceeding, Lessee shall completely defend and indemnify Lessor against any such claim or lien and all costs of such proceedings wherein the validity of such lien is contested by Lessee, and during the pendency of such proceeding such lien may continue until disposition of such proceeding, and after disposition thereof, Lessee shall cause said lien to be released and discharged.

                                   SECTION 15

                                 EMINENT DOMAIN

         In the event that the Leased Premises shall be lawfully condemned or taken by any public authority either in their entirety or in such proportion that they are no longer suitable for the intended use by Lessee, this Lease shall automatically terminate without further act of either party hereto on the date when possession of the Leased Premises shall be taken by such public authority, and each party hereto shall be relieved of any further obligation to the other except that Lessee shall be liable for and shall promptly pay to Lessor any rent or other payments due hereunder then in arrears or the Lessor shall promptly rebate to Lessee a PRO RATA portion of any rent or other such payments paid in advance. In the event the proportion of the Leased Premises so condemned or taken is such that they are still suitable for the intended use by Lessee, this Lease shall continue in effect in




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accordance with its terms and a portion of the rent and other payments due hereunder shall abate equal to the proportion of the rental value of the Leased Premises so condemned or taken. In either of the above events, the award for the property so condemned or taken shall be payable solely to Lessor except that if the property so condemned or taken includes in whole or in part (a) the land thereon at the beginning of the term hereof and (b) machinery, equipment and appurtenances constructed or installed thereon by Lessee at its expense after the beginning of the term hereof which would have been removable by Lessee pursuant to Section 21 hereof, then such award shall be apportioned between Lessor and Lessee in accordance with the then relative values of the property described in clause (a) and clause (b) above, so condemned or taken.

                                   SECTION 16

                                    LIABILITY

         Except for injury or damage caused by the willful act of Lessor, its servants or agents, Lessor shall not be liable for any injury or damage to any person happening on or about the Leased Premises or for any injury or damage to the Leased Premises or to any property of Lessee or to any property of any third person, firm, association or corporation on or about the Leased Premises. The Lessee shall, except for injury or damage caused as aforesaid, defend, indemnify and save the Lessor harmless from and against any and all liability and damages, costs and expenses, including reasonable attorney's fees, and from and against any and all suits, claims and demands of any kind or nature whatsoever, by and on behalf of any person, firm, association or corporation arising out of or based upon any incident, occurrence, injury or damage which shall or may happen on or about the Leased Premises and from and against any matter or thing growing out of the condition, maintenance, repair, alteration, use, occupation or operation of the Leased Premises or the installation of any property therein or the removal of any property therefrom.

                                   SECTION 17

                               LIABILITY INSURANCE

         Lessee shall, from the date on which it takes possession of the Leased Premises even if such date precedes the commencement of the term hereof and throughout the term hereof procure and carry at its expense comprehensive liability insurance on the Leased Premises with an insurance company authorized to do business in New Hampshire and acceptable to Lessor. Such insurance shall be carried in the name of and for the benefit of Lessee and Lessor; shall be written on an "occurrence" basis; and shall provide coverage of at lease One Million Dollars ($1,000,000) in case of death of or injury to one person, Two Million Dollars ($2,000,000) in case of death of or injury to more than one person in the same occurrence, and One Hundred Thousand Dollars ($100,000) in case of loss, destruction or damage to property. If applicable, Lessee shall comply with the requirements of the Boilers and Unfired Pressure Vessels Law (RSA 157-A), and in such event the policy or policies referred to above shall contain an endorsement providing pressure vessels insurance coverage and naming Lessor as an additional insured. Lessee shall furnish to Lessor a certificate of such insurance which shall provide that the insurance indicated therein shall not be cancelled without at least ten (10) days' written notice to Lessor. At the end of the first term of this Lease and every three (3) years thereafter, Lessee shall increase the insurance coverages provided herein if requested to do so by Lessor to such amounts which are then adequate to protect against increases in insurance awards whether caused by inflation or otherwise. Lessee shall also maintain insurance for all glass and all signs installed in the Leased Premises.


                                   SECTION 18

                            BUILDER'S RISK INSURANCE

         During any period or periods of construction by Lessee on the Leased Premises, the construction of which (a) is of a type to which Builder's Risk insurance is applicable and (b) requires the advance written approval of Lessor pursuant to Section 8(F) hereof, Lessee shall obtain and maintain in effect standard Builder's Risk insurance written on a completed value basis, including extended coverage, and utilizing a maximum value at date of completion not less than the greater of (a) the aggregate contract price or prices for the construction of such facilities or (b) the amount which may be required by a mortgagee which is financing such construction. Such insurance shall be obtained from an insurance company authorized to do business in New Hampshire and acceptable to Lessor, and there shall be furnished to Lessor a certificate of such insurance which shall provide that the insurance indicated therein shall not be cancelled without at least ten (10) days' written notice to Lessor. If such construction by Lessee is of a type to which Builder's Risk insurance is not applicable, Lessee shall provide the necessary additional coverage under the policies referred to herein.

                                   SECTION 19

                         SPECIAL FORM PROPERTY INSURANCE

         19.1 Lessor shall procure and continue in force during the term hereof Special Form Property insurance upon the facilities constructed, erected or installed on the Leased Premises by Lessor on a full value, repair or replacement basis. In accordance with paragraph 3.3 of this Lease, Lessee shall reimburse Lessor for Lessee's pro RATA share of the premiums paid for such insurance as additional rent.

         19.2 During the term hereof, Lessee shall procure and continue in force insurance which contains all risk coverage on a full value, repair or replacement basis upon machinery, equipment and appurtenances constructed , erected or installed on or in the Leased Premises by Lessee and which have or may be the property of Lessor pursuant hereto. The policies evidencing such insurance shall provide that loss, if any, payable thereunder shall be payable to Lessor and/or Lessee and/or mortgagee of the Leased Premises as their respective interests may appear, and all such policies together with evidence of payment of the premiums thereon shall be delivered to Lessor and/or any such mortgagee. All such policies shall be taken in such responsible companies authorized to do business in New Hampshire as Lessor shall approve (which approval shall not be unreasonably withheld) and shall be in form satisfactory to the Lessor. Upon receipt of a copy of notice of cancellation of any insurance which is the responsibility of Lessee hereunder, Lessor may pay the premiums necessary to reinstate the same. The amount so paid shall constitute additional rent payable by Lessee at the next rental payment date. Payment of premiums by Lessor shall not be deemed a waiver or release by Lessor of the default by Lessee in failing to pay the same or of any action which Lessor may take hereunder as a result of such default. Lessee shall not violate, nor permit any person, firm, association or corporation to violate, any of the terms, conditions and provisions of such policies. In the event of loss, Lessor shall promptly initiate action to effect a settlement with the insurer, Lessee shall cooperate with Lessor and any mortgagee in connection with the proceeding and collection of claims, and shall execute and deliver to Lessor such proofs of loss, releases and other instruments as may be necessary to settle any such claims and obtain the proceeds thereof, and in the event Lessee shall fail or neglect so to cooperate or to execute and deliver any such instrument Lessor may, as the agent or attorney in fact of Lessee, execute and deliver any such instrument, and Lessee here by nominates and appoints Lessor the proper and legal attorney in fact of Lessee for such purpose, hereby ratifying all that Lessor may lawfully do as such attorney in fact.

         19.3 If and to the extent permitted without prejudice to any rights of Lessor under the applicable insurance policies, Lessee shall be held free and harmless from liability for loss or damage to the Leased Premises by fire, the extended coverage perils, sprinkler leakage, vandalism and malicious mischief if and to the extent actually insured against, whether or not such loss or damage be the result of the negligence of Lessee, its employees or agents. This subsection does not impose any added obligation or expense upon Lessor nor require that it carry any insurance of any kind and is to be construed only as a limitation upon the rights of the insurance carriers to subrogation.

         19.4 If and to the extent permitted without prejudice to any rights of the Lessee under the applicable insurance policies, Lessor shall be held free and harmless from liability for loss or damage to personal property of Lessee in the Leased Premises by fire, the extended coverage perils, sprinkler leakage, vandalism and malicious mischief if and to the extent actually insured against, whether or not such loss or damage be the result of the negligence of Lessor, their employees or agents. This subsection does not impose any added obligation or expense upon Lessee nor require that it carry any insurance of any kind and is to be construed only as a limitation upon the rights of the insurance carriers to subrogation.

                                   SECTION 20

                              DESTRUCTION OR DAMAGE

         In the event that the Leased Premises shall be totally destroyed by fire or other casualty insured against, or shall be so damaged that repairs and restoration cannot, in the opinion of Lessor in its sole discretion, be accomplished within a period of one hundred twenty (120) days from the date of such destruction or damage, this Lease shall automatically terminate without further act of either party hereto, and each party shall be relieved of any further obligation to the other except for the rights and obligations of the parties under Sections 18 and 19 hereof, and except that Lessee shall be liable for and shall promptly pay Lessor any rent then in arrears or Lessor shall promptly rebate to Lessee a PRO RATA portion of any rent paid in advance. In the event such facilities shall be so damaged that repairs and restoration can be accomplished within a period of one hundred twenty (120) days from the date of such destruction or damage, this Lease shall continue in effect in accordance with its terms; such repairs and restoration shall, unless otherwise agreed by Lessor and Lessee, be performed as closely as practicable to the original specifications (utilizing therefor the proceeds of the insurance applicable thereto without any apportionment thereof for damages to the leasehold interest created by this Indenture), and until such repairs and restoration have been accomplished a portion of the rent shall abate equal to the proportion of the Leased Premises rendered unusable by the damage. It is understood that Lessor's obligation to restore, replace or rebuild such facilities shall not exceed in amount the sum of the insurance proceeds paid to it and/or released to it by any mortgagee with which settlement was made. Lessee agrees to execute and deliver to Lessor all instruments and documents necessary to evidence the fact that the right to such insurance proceeds is vested in Lessor. Lessor shall notify Lessee within fifteen (15) days of such casualties whether or not the Lessor will repair the Leased Premises.


                                   SECTION 21

                             REPOSSESSION BY LESSOR

         At the expiration of this Lease or upon the earlier termination of this Lease for any cause herein provided for, Lessee shall peaceably and quietly quit the Leased Premises and deliver possession of the same to Lessor together in good working condition and in a state of repair and readiness for the same use, with the facilities thereon at the beginning of the term hereof and all facilities constructed thereon by Lessee which are not removed pursuant to the terms hereof and all machinery, equipment and appurtenances installed therein which have become part of the Leased Premises, or which are not to be removed pursuant to Section 9 hereof. Lessee covenants and agrees that at the time of delivery of possession to Lessor at the expiration of this Lease any and all machinery, equipment and appurtenances constructed or installed on or in the Leased Premises by Lessee at its expense after the beginning of the term hereof and which have become the property of Lessor pursuant to Section 9 hereof shall be free and clear of any mortgage, lien, pledge or other encumbrance or charge.


                                   SECTION 22

                                  MORTGAGE LIEN

         Lessee agrees that this Lease and all rights of Lessee hereunder are and shall be subject and subordinate to the lien of (a) any mortgage or deed of trust constituting a first lien on the Leased Premises, or any part thereof, at the date hereof, and (b) the lien of any mortgage or deed of trust hereafter executed to a person, bank, trust company, insurance company or other recognized lending institution to provide permanent financing or refinancing of the facilities on the Leased Premises, and (c) any renewal, modification, consolidation or extension of any mortgage or deed of trust referred to in clause (a) or (b), and Lessee shall, upon demand at any time or times, execute, acknowledge and deliver to Lessor without any expense to the Lessor, any an all instruments that may be necessary or proper to subordinate this Lease and all rights of Lessee hereunder to the lien of any mortgage, deed of trust or other instrument referred to in clause (b) or clause (c) of the preceding sentence; provided, however, that the subordination of this Lease shall be conditioned upon the execution and delivery by the mortgagee or trustee of an agreement (i) that so long as Lessee is not in default under the terms of this Indenture the mortgagee or trustee, or any person succeeding to the rights of the mortgagee or trustee, or any purchaser at a foreclosure sale under said mortgage or deed of trust, shall not disturb the peaceful possession of Lessee hereunder, and (ii) that the proceeds of insurance policies held by it will be applied to the cost of repairs and restoration in those instances in which Lessor is obligated to repair and restore pursuant to the provisions hereof.


                                   SECTION 23

                                     DEFAULT

         In the event (i) any installment of rent or additional rent shall not be paid within ten (10) days after it's due date; or (ii) failure to remove snow and ice from sidewalks, stairs and dock area adjacent to the Leased Premises for more than 48 hours after such snow or ice appears; or (iii) Lessee defaults in the performance or observance of any other covenant or condition in this Indenture and such default remains unremedied for twenty (20) days after written notice thereof has been given to Lessee by Lessor; or (iv) any warranty or representation made by Lessee herein proves to be false or misleading; or (v) Lessee makes an assignment for the benefit of creditors, is generally not paying its debts as such debts become due, a custodian was appointed or took possession of its assets other than a trustee, receiver or agent appointed or authorized to take charge of less than substantially all of the property of Lessee for the purpose of enforcing a lien against such property, commences any proceeding relating to Lessee or any substantial part of its property arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or there is commenced against Lessee any such proceeding which remains undismissed for a period of sixty (60) days, or any order approving the petition in any such proceeding is entered, or Lessee by any act indicates its consent to, or acquiescence in, any such proceeding or the appointment of any receiver or trustee for Lessee or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days, or any party holding a security interest in any of Lessee's fixtures or personal property of any nature whatsoever that are located on the Leased Premises institutes or gives notice of foreclosure against any such property, then, in any of such events, Lessor may immediately or at any time thereafter and without demand or notice enter upon the Leased Premises or any part thereof in the name of the whole and repossess the same as of Lessor's former estate and expel Lessee and those claiming through or under Lessee and remove their effects forcibly if necessary, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon such entry this Lease shall terminate, and

Lessee covenants that, in case of such termination or in case of termination under the provisions of statute by reason of the default of Lessee, Lessee shall remain and continue liable to Lessor in an amount equal to the total rent reserved for the balance of the term plus all additional rent reserved for the balance of the term hereof less the net amounts (after deducting the expenses of repair, renovation or demolition) which Lessor realizes, or with due diligence should have realized from the reletting of the Leased Premises, plus all costs associated with the correction of the default or the termination of the Lease, including Lessor's reasonable attorney's fees. As used in this Section, the term "additional rent" means the value of all considerations other than rent agreed to be paid or performed by Lessee hereunder, including, without limiting the generality of the foregoing, taxes, assessments, maintenance charges and insurance premiums. Lessor shall have the right from time to time to relet the Leased Premises upon such terms as they may deem fit, and if a sufficient sum shall not be thus realized to yield the net rent required under this Lease, Lessee agrees to satisfy and pay all deficiencies as they may become due during each month of the remaining term of this Lease. Nothing herein contained shall be deemed to require Lessor to await the date whereon this Lease, or the term hereof, would have expired had there been no default by Lessee, or no such termination or cancellation. Lessee expressly waives service of any notice of intention to reenter and waives any and all right to recover or regain possession of the Leased Premises, or to reinstate or redeem this Lease as may be permitted or provided for by or under any statute or law now or hereafter in force and effect. The rights and remedies given to Lessor in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others herein or by law or equity provided. Nothing contained in this Section shall limit or prejudice the right of Lessor to prove and obtain, in proceedings involving the bankruptcy or insolvency of, or a composition with creditors by, Lessee the maximum allowed by any statute or rule of law at the time in effect.

                                   SECTION 24

                               ACCESS TO PREMISES

         Lessor or its representatives shall have free access to the Leased Premises at reasonable intervals during normal business hours for the purpose of inspection, or for the purpose of showing the Premises to prospective purchasers or tenants, or for the purpose of making repairs which Lessee is obligated to make hereunder but has failed or refused to make. The preceding sentence does not impose upon Lessor any obligation to make repairs. During the One Hundred Twenty (120) days next preceding the expiration of this Lease, Lessor may keep affixed to any suitable part of the outside of the building on the Leased Premises a notice that the Leased Premises are for sale or rent.


                                   SECTION 25

                                     NOTICES

         Any written notice, request or demand required or permitted by this Indenture shall, until either party shall notify the other in writing of a different address, be properly given if hand delivered or sent by certified or registered first class mail, postage prepaid, and addressed as follows:

         If to Lessor:  FIVE N ASSOCIATES
                        40 Temple Street
                        Nashua, NH 03060

         If to Lessee:  SKILLSOFT CORPORATION
                        20 Industrial Park Drive
                        Nashua, NH  03062


                                   SECTION 26

                           SIGNS; EXTERIOR APPEARANCE

         Lessee may advertise its presence in the Leased Premises, provided, however, that the signage shall conform to the ordinances of the City of Nashua and shall be placed on the sign fronting the Everett Turnpike.
Lessor shall have the prior right to approve the signage to be placed by Lessee.

                                   SECTION 27

                                 OPTION TO RENEW

         Provided Lessee be not at the time in default in the payment of the rent or in the performance of any of its obligations hereunder, the Lessee, upon not less than one hundred twenty (120) days notice in writing to Lessor, may renew this Lease for one (1) additional term of three (3) years. Such renewal shall be upon all of the terms and conditions of this Lease except that there shall be no further option of renewal following the last renewal term and the rent for the renewal term shall be as set forth in Section 28 hereof.

                                   SECTION 28

                              RENT FOR RENEWAL TERM

         28.1 If the first option to renew shall be exercised, the base monthly rent during such renewal term shall be an amount determined by multiplying the monthly rent of Two Thousand Nine Hundred Eighty-Seven Dollars and Twenty-Nine Cents ($2,987.29) by a fraction, the numerator of which shall be the Price Index on the first of the month closest to the expiration of the original term hereof, and the denominator of which shall be the Price Index as of the month prior to the beginning of the term hereof; PROVIDED, HOWEVER, that if such fraction is one or less the base monthly rent shall be Two Thousand Nine Hundred Eighty-Seven Dollars and Twenty-Nine Cents ($2,987.29).

         28.2 As used in this paragraph, the term "Price Index" means (i) the "Consumers' Price Index - For all urban consumers, U.S. City Average, All Items, (1982-84 = 100) (referred to as CPI-U)" published by the Bureau of Labor Statistics of the United States Department of Labor, or (ii) if the publication of such Consumers' Price Index shall be discontinued, the comparable index most closely reflecting diminution of the real value of the base rent herein provided for. In the event of a change in the base rent for the Price Index, the numerator of the fraction referred to above, shall be appropriately adjusted to reflect continued use of the 1982-84 base in the case of the Consumers' Price Index or in the case of such comparable index, the continued use of the base period in effect at the time of its adoption for use hereunder. At the request of either party hereto, the other from time to time shall execute an appropriate instrument supplemental to this Indenture evidencing the then current monthly rent payable by the Lessee hereunder.

                                   SECTION 29

                              SHORT FORM RECORDING

         The parties covenant and agree that, if required by the applicable statutes, there shall be recorded in the Hillsborough County Registry of Deeds a notice of this Lease that complies in content and form with the New Hampshire statutes, and that they will execute and deliver a Notice of Lease in such form for such purpose. The parties further covenant and agree that, in the event of termination, cancellation or assignment of this Lease prior to the expiration of the term hereof, they will execute and deliver, in recordable form, an instrument setting forth such termination, cancellation or assignment.

                                   SECTION 30

                                   SUCCESSION

         This Indenture shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

                                   SECTION 31

                                     WAIVER

         Any consent, express or implied, by Lessor to any breach by Lessee of any covenant or condition of this Lease shall not constitute a waiver by the Lessor of any prior or succeeding breach by Lessee of the same or any other covenant or condition of this Lease. Acceptance by Lessor of rent or other payment with knowledge of a breach of or default under any term hereof by Lessee shall not constitute a waiver of Lessor by such breach or default.

                                   SECTION 32

                                  GOVERNING LAW

         This Indenture shall be construed and interpreted in accordance with the laws of the State of New Hampshire.

                                   SECTION 33

                                  FORCE MAJEURE

         Except as expressly provided herein, there shall be no abatement, diminution or reduction of the rent or other charges payable by the Lessee hereunder based upon, or claimed as a result of, any act of God, act of the public enemy, governmental action, or other casualty, cause or happening beyond the control of the parties hereto.

                                   SECTION 34

                                  COUNTERPARTS

         This Indenture may be executed in two (2) or more counterparts, each of which shall be deemed an original and all collectively but one and the same instrument.

                                   SECTION 35

                         MODIFICATION; ENTIRE AGREEMENT

         This Lease contains and embraces the entire agreement between the parties hereto and neither it nor any part of it may be changed, altered, amended, modified, limited or extended orally or by agreement between the parties unless such agreement be expressed in writing and signed by Lessor and Lessee or their respective successors in interest.

                                   SECTION 36

                                SECTION HEADINGS

         The headings at the beginning of each of the Sections hereof are solely for purposes of convenience and identification and are not to be deemed or construed to be part of this Lease.

                                   SECTION 37

                                  SEVERABILITY

         If any term, clause or provision of this Lease is judged to be invalid and/or unenforceable, the validity and/or enforceability of any other term, clause or provision in this Lease shall not be affected thereby.

                                   SECTION 38

                       DEFINITION AND LIABILITY OF LESSOR

         The term "Lessor" as used in this Lease means only the owner or mortgagee in possession for the time being of the building in which the Leased Premises are located or the owner of a leasehold interest in said building and/or the land thereunder (or the Managing Agent of any such owner or mortgagee) so that in the event of sale of said building or leasehold interest or an assignment of this Lease or a demise of said building and/or land, Lessor shall be and hereby is entirely freed and relieved of all obligations of Lessor subsequently accruing.
         It is specifically understood and agreed that there shall be no personal liability of Lessor (nor Lessor's agent, if any) in respect to any of the covenants, conditions or provisions of this Lease. In the event of breach or default by Lessor, of any of its obligations under this Lease, Lessee shall look solely to the equity of the Lessor in 20 Industrial Park Drive, Nashua, New Hampshire for the satisfaction of Lessee's remedies.

                                   SECTION 39

                                    BROKERAGE

         Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees with respect to this Lease or the negotiation hereof except as set forth in this section. The parties further agree to indemnify the other against, hold harmless from, all liabilities arising from any such claim (including without limitation, the cost of attorney fees in connection therewith) except; the broker for this Lease is Tamposi -- Nash Real Estate Group, Inc. whose fee shall be paid by the Landlord.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture of Lease to be executed as of the day and year first above written.

                              FIVE N ASSOCIATES


/S/ Sandra J. Martinson       /S/ Q. Peter Nash
--------------------------    -------------------------------
Witness                       Q. Peter Nash, Managing Partner

                              XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


/S/ Thomas J. Mcdonald        /S/ Charles E. Moran
--------------------------    -------------------------------
Witness                       Lessee

                               PERSONAL GUARANTEE

         In consideration of the execution of this Lease by the Lessor and for other valuable consideration, the undersigned hereby issues his/her personal guarantee for the faithful performance of all terms and conditions of this Lease and accepts full responsibility that all obligations of the Lessee, including the prompt payment of all rental and other charges recited herein, shall be made when due and that in the event of any default of Lessee, the undersigned shall reimburse and indemnify the Lessor for all costs and expenses incurred to correct any such default. The undersigned agrees that the Lessor may proceed directly against him/her for such payments owed or for such activity to be performed without proceeding in the first instance against the Lessee or any other obligor or guarantor of the Lessee as recited herein. The above provision will be effective for a period of 1 1/2 years (8/31/99).


/S/ Thomas J. Mcdonald        /S/ Charles E. Moran
--------------------------    -------------------------------
Witness                       Lessee

                          SECOND SUPPLEMENTAL AGREEMENT

           SECOND SUPPLEMENTAL AGREEMENT dated as of the 31st day of August, 1999, to the Lease dated February 18, 1998 and the First Supplemental Agreement dated October 26, 1998, by and between FIVE N ASSOCIATES of 40 Temple Street, Nashua, New Hampshire (Lessor) and SKILLSOFT CORPORATION, of 20 Industrial Park Drive, Nashua, New Hampshire (Lessor).

           WHEREAS the Lessor and the Lessee desire to amend the Lease, effective upon the execution of this agreement, as follows:

           Section 1 -- Leased Premises - The Leased premises shall also include 4,686 square feet of space on the second floor.

           Section 3.1 - The base annual rent shall be changed to One Hundred Thousand One Hundred Forty Five Dollars ($100,145.00) payable in monthly installments of Eight Thousand Three Hundred Forty-Five and 41/100 Dollars ($8,345.41) with the fist monthly installment of base rent commencing October 1, 1999.

           Section 3.3 - The Lessee's pro-rata share shall be changed to 52.263%. and the base annual rent shall be changed to One Thousand One Hundred Forty Five ($100,145) payable in monthly installments of Eight Thousand Three Hundred Forty Five and 41/100 Dollars ($8,345,41) with the first monthly installment of base rent commencing on October 1, 1999.

           Section 11.2 - The parking space percentage shall be changed to 52.263%.

           Section 13.1 - The Lessee's pro rata share of real estate taxes shall be changed to 52.263%.

           Section 40 - Right of First Refusal to Lease - The Lessee's right of first refusal shall be changed to be the remaining 5,314 square feet of space on the second floor of the building.

           Additional Provision - The Lessor, at its expense, shall perform its fit-up work which shall include the construction of the demising wall, the construction of a hallway and entry door to the common electrical room, the replacement of all damaged ceiling tiles, shampooing the common area carpet, cleaning of bathrooms, cleaning or relamping the light fixtures and the removal of the soda vending machine. Lessor shall also patch and paint the leased premises and the Lessee shall be responsible for 50% of the cost, which is estimated to be $1,200.00.

           Except as hereinabove amended, all of the provisions of the above mentioned Lease shall remain in full force and effect.

           IN WITNESS WHEREOF, the parties have caused this Second Supplemental Agreement to be executed as of the day and year first above written.


                                             FIVE N ASSOCIATES


                                             /s/ Q. Peter Nash
--------------------------------------       ----------------------------------
Witness                                      Q. Peter Nash, Managing Partner


                                             SKILLSOFT CORPORATION


/s/ Sara Buttarini                           /s/ Charles E. Moran
---------------------------------------      -----------------------------------
Witness                                      Charles E. Moran, President & CEO